UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	DFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 16, 2025, following the consent of the Board of Directors of Discover Bank, the Federal Deposit Insurance Corporation (“FDIC”) issued to Discover Bank an Amended and Restated Consent Order, Order for Restitution, and Order to Pay. The FDIC order amends and restates the consent order issued by the FDIC to Discover Bank on September 25, 2023. On April 18, 2025, the Board of Governors of the Federal Reserve System, following the consent of the Boards of Directors of Discover Financial Services and DFS Services LLC, issued an Order to Cease and Desist and Order of Assessment of a Civil Money Penalty to Discover Financial Services and DFS Services LLC. The orders resolve these agencies’ investigations of Discover Financial Services, Discover Bank, and DFS Services LLC concerning the previously disclosed card product misclassification issue. The orders require changes to policies and procedures to address the card production misclassification issue and restitution to affected parties; that work is already underway. Together, the agencies assessed civil money penalties of $250 million. The full amount of the penalties was accrued as of September 30, 2024.

Copies of the orders are included as Exhibits 99.1 and 99.2 to this report and are incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Consent Order between the Federal Deposit Insurance Corporation and Discover Bank dated April 16, 2025

99.2	Order between the Board of Governors of the Federal Reserve System and Discover Financial Services and DFS Services LLC dated April 18, 2025

104	Cover Page Interactive Data File — the cover page from this Current Report on Form 8-K, formatted as Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Date: April 18, 2025	By:	/s/ Efie Vainikos
	Name:	Efie Vainikos
	Title:	Assistant Secretary